UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

PIMI AGRO CLEANTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35138	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

269 South Beverly Drive, Suite 1091

Beverly Hills, California 90212

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code (310) 203-8278

Copies to:

Jonathan R. Shechter, Esq.

Shiboleth LLP

1 Penn Plaza, 25th Fl.

New York, New York 10019

Phone: (212) 244-4111

Fax: (212) 563-7108

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Election of Directors

On May 23, 2012, Pimi Agro Cleantech, Inc. (the “Company”) held its annual meeting at the offices of Eitan, Mehulal & Sadot Advocates in Herzlia, Israel (the “Annual Meeting”). At the Annual Meeting, a majority of the stockholders of the Company re-elected Alon Carmel, Nimrod Ben Yehuda, and Doron Shorrer to the Board of Directors.

New Chief Executive Officer

On May 23, 2012, the Company and Mr. Youval Saly, the Company’s Chief Executive Officer, entered into an agreement pursuant to which Mr. Saly’s role as CEO of the Company shall cease effective May 23, 2012. There were no disagreements between Mr. Saly and the Company which led to Mr. Saly’s departure. Mr. Saly will continue to provide services to the Company for an additional three months pursuant to the same terms of his existing employment agreement.

On May 23, 2012 (the “Effective Date”) the Company entered into an Employment Agreement (the “Agreement”) with Mr. Ami Sivan, dated May 15, 2012, pursuant to which Mr. Sivan shall serve as CEO of the Company. Pursuant to the Agreement, Mr. Sivan shall designate eighty percent of his time towards the business and affairs of the Company and its subsidiary. For each of the six months following the Effective Date (the “Initial Period”) Mr. Sivan shall be paid a monthly gross salary of twenty five thousand (25,000) NIS. Thereafter, Mr. Sivan shall be paid a monthly gross salary of 27,500 NIS. In addition, Mr. Sivan shall be reimbursed for certain ongoing professional expenses.

Mr. Sivan, a former pilot in the Israeli air force and an agronomist, was employed by Mehadrin Group Israel (“Mehadrin”) from 1984-2011. During that time, Mr. Sivan served as the CEO of Pri-or Ltd., an agricultural arm of Mehadrin, from 2000-2001, and served as the CEO of Mehadrin Tnuport Export (a subsidiary of Mehadrin) from 2001-2006. Mr. Sivan has substantial experience in managing the marketing and packaging of citrus fruits and other agricultural products. Mehadrin Group Israel is an existing customer of the Company. In 2011, Mr. Sivan founded AMC Israel Farming, a member of AMC, a Spanish agriculture and marketing company.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

In connection with the Annual Meeting, a majority of the stockholders of the Company voted in favor of amending and restating the Company’s Bylaws with respect to Section 4. Specifically, the Bylaws have been amended by removing the requirement that the Chairman of the Board of Directors also hold office as the Company’s Chief Executive Officer. A copy of the amended and restated bylaws is attached as exhibit 3.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Byalws of Pimi Agro Cleantech, Inc. (incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on May 30, 2012).
10.1	Employment Agreement by and between Ami Sivan and Pimi Agro Cleantech, Inc. dated May 23, 2012 (incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on May 30, 2012).
10.2	Addendum No. 1 to Employment Agreement by and between Ami Sivan and Pimi Agro Cleantech, Inc. (incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on May 30, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pimi Agro Cleantech, Inc.

Date: May 30, 2012	By:	/s/ Ami Sivan
Ami Sivan
Chief Executive Officer